Exhibit 10.1

                                    Confidential Treatment Request
                                    [*] indicates information that has been
                                    omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.


                                                EXECUTION COPY DECEMBER 12, 2005







                            IntelliPharmaCeutics Corp.

                                     -and-

                           Elite Laboratories, Inc.,

                                     -and-

                          Elite Pharmaceuticals, Inc.








* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 as amended.

                                                EXECUTION COPY DECEMBER 12, 2005

BETWEEN:

                           INTELLIPHARMACEUTICS CORP.,
                               30 Worcester Road,
                                Toronto, Ontario,
                                 Canada M9W 5X2
                          (referred to herein as "IPC")

                                      -and-

            ELITE LABORATORIES, INC., AND ELITE PHARMACEUTICALS, INC.
                               165 Ludlow Avenue,
                                  Northvale, NJ
                                    USA 07657
                  (collectively referred to herein as "Elite")

RECITALS

1. IPC is in the business of the development and commercialization of controlled release pharmaceutical products.

2. Elite is in the business of the development and commercialization of pharmaceutical products.

3. Elite and IPC have heretofore entered into an agreement, dated June 22, 2005, (the "Intelli-Elite Agreement"), concerning the development and commercialization of capsules containing delayed release lansoprazole for Canada, the United States and Mexico.

4. ratiopharm inc., a Canadian company with its head office located at 6975 Creditview Road, Unit 5, Mississauga, Ontario, Canada, L8N 8E9 (referred to herein as "ratiopharm") and IPC intend to enter into an agreement (the "Intelli-ratiopharm Agreement"), whereby IPC will develop, for and on behalf of ratiopharm, generic Prevacid(R) capsules containing delayed release lansoprazole (referred to herein as the "Generic Canadian Prevacid(R) Product") for distribution and sale in Canada only (the "Canadian Development and Distribution").

5.   IntelliPharmceutics   and  Elite   desire  to  qualify   certain  of  their
     obligations under the Intelli-Elite Agreement in respect of Canadian development only, as provided herein.

6. Capitalized terms herein which are not otherwise defined shall have the meaning provided in the Intelli-Elite Agreement.

                                                EXECUTION COPY DECEMBER 12, 2005

NOW THEREFORE, in consideration of the exchange of mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the Parties hereby agree as follows:


1. Subject to the commencement of commercial sales in Canada, by or on behalf of ratiopharm or its heirs, assigns or sub-licensees (referred to herein as the "Canadian Commercialization") of a Generic Canadian Prevacid(R) Product pursuant to the Intelli-ratiopharm Agreement, the duties and obligations of each of IPC and Elite under the Intelli-Elite agreement as they pertain to the development and commercialization in and for Canada of capsules containing a delayed release lansoprazole generic of Canadian Prevacid(R) (the Canadian Obligations), are hereby suspended indefinitely, commencing from the date of this Agreement. The parties hereby release each other from the performance of all such Canadian Obligations during the full period of such suspension and for a period of thirty
(30) days thereafter.


2.   Upon  the  Canadian   Commercialization  of  Generic  Canadian  Prevacid(R)
Product, pursuant to the Intelli-ratiopharm Agreement, the suspension of the Canadian Obligations of each of the parties shall become irrevocably permanent.

3. Upon the Canadian Commercialization of Generic Canadian Prevacid(R) Product, pursuant to the Intelli-ratiopharm Agreement, and subject to provisions of paragraph 4 herein, IPC shall pay Elite from time to time amounts equal to [*] percent ([*]%) of any payments (other than the milestone payments provided in Schedule 11.0 of the Intelli-ratiopharm Agreement) received by IPC from the Canadian Commercialization of Generic Canadian Prevacid(R) Product, as from time to time become due and owing and are paid to IPC by ratiopharm, under Paragraph
11.5 of the Intelli-ratiopharm Agreement, or by any successor, sublicensee or assignee of the rights thereafter. IPC will make such payments to Elite within thirty (30) days of the receipt of such payments by IPC from ratiopharm, or its heirs, assigns or sublicensees, together with such accounts as IPC receives from ratiopharm, its heirs, assigns or sublicensees in respect of such payments. The US Dollar equivalent of such payments to Elite shall be calculated using the rate of exchange between the currency in question and US dollars as reported in the Wall Street Journal on the business day immediately proceeding the day that the ratiopharm payment is received by IntelliPharmaCeutics. A late fee at the rate of [*]% per month shall be assessed for any late payments of royalties by IPC.

4. Elite hereby agrees that IPC may withhold and retain such amounts, being equal to [*] percent ([*]%) of any such royalties received, as would be paid to Elite under Paragraph 3 above, for IPC's sole use and benefit, until such time as the sum of the amounts withheld and retained is equal to an aggregate of [*] dollars in United States currency (US$[*]), after which time IPC shall pay to Elite the amounts contemplated at Paragraph 3 above.

                                                EXECUTION COPY DECEMBER 12, 2005

5. If the Intelli-ratiopharm Agreement is terminated for any reason prior to Canadian Commercialization, the suspension of the Canadian Obligations of both parties shall be lifted commencing from the thirtieth (30th) day next following the receipt by Elite from IntelliPharmaCeutics of written notice thereof, and the Canadian Obligations of Elite and IPC shall then resume in full force and effect as originally provided in the Intelli-Elite Agreement.

6.

          6.1 The parties agree and confirm that IPC has delivered to Elite, in strict confidence, an initialed copy of a proposed Intelli-ratiopharm Agreement, for Elite's review only, for the purposes of considering entering the Amendment herein (the "Purpose").

          6.2 IPC hereby agrees that, upon execution of the Intelli-ratiopharm Agreement, it will deliver to Elite, in strict confidence, a copy of the Intelli-ratiopharm Agreement as executed, and warrants that such agreement, as executed, will have terms substantially identical to those of the initialled draft now in the hands of Elite.

          6.3 Elite hereby acknowledges that all copies of the proposed and executed Intelli-ratiopharm Agreement were delivered to it in confidence and agrees that it will so keep them in confidence and will not publish, disclose or use them in any way except for the Purpose herein contemplated.

7. Elite hereby agrees and confirms that, as between the parties, IPC is the sole and exclusive owner of all trade secrets, know-how and drug delivery technology in respect of the Generic Canadian Prevacid(R) Product. Elite hereby further agrees that, subject to the terms hereof, IPC is fully entitled to undertake the development of Generic Canadian Prevacid Product as contemplated in the Intelli-ratiopharm Agreement. IPC hereby agrees to indemnify Elite from all third party claims against Elite arising out of the Canadian Commercialization of Generic Canadian Prevacid(R) Product, pursuant to the Intelli-ratiopharm Agreement.

8. The term of this Agreement shall coincide with the term of the Intelli-ratiopharm Agreement. At such time as ratiopharm, or its heirs, assigns or sub-licensees are no longer obligated to pay royalty payments to IPC in respect of the Canadian Commercialization of Generic Canadian Prevacid(R)
Product, IPC's obligation to pay to Elite any monies in respect of sales in Canada shall also cease.

9. Notices to each of the parties shall be effective if delivered by pre-paid registered mail to

IPC Corp.,
30 Worcester Road,
Toronto, Ontario
Canada M9W 5X2
Attention: The President (strictly confidential)

                                                EXECUTION COPY DECEMBER 12, 2005

ELITE LABORATORIES, INC., AND/OR ELITE PHARMACEUTICALS, INC.,
165 Ludlow Avenue,
Northvale, NJ
USA 07657
Attention: The President (strictly confidential)

10. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, United States of America without regard to their conflict of laws principles.

11. Except as specifically provided in this Agreement, the Intelli-Elite Agreement remains unmodified and in full force and effect.



THIS AGREEMENT IS MADE EFFECTIVE AND EXECUTED AS OF THE 12TH DAY OF DECEMBER, 2005 AND SIGNED BY THE DULY AUTHORIZED REPRESENTATIVES OF THE PARTIES.


ELITE PHARMACEUTICALS, INC.,             IPC CORP.

By:    /s/ Bernard Berk                  By:    /s/ Isa Odidi
       ---------------------------              ---------------------------

Name:  Bernard Berk                      Name:  Isa Odidi
       ---------------------------              ---------------------------

Title: CEO                               Title: CEO
       ---------------------------              ---------------------------


ELITE LABORATORIES, INC.

By:    /s/ Bernard Berk
       ---------------------------

Name:  Bernard Berk
       ---------------------------

Title: CEO
       ---------------------------